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                         Supplement dated March 15, 2004
                   to the Statement of Additional Information
                                dated May 1, 2003
                                       for
                    Variable Universal Life Insurance Policy
                                    Issued by
                     American Family Life Insurance Company
                                       and
                       American Family Variable Account I
                      (For Policies Issued In Kansas Only)

         American Family Life Insurance Company is supplementing the Statement of Additional Information ("SAI") for the above-captioned variable universal life insurance policies (the "policies"). Please read the supplement carefully and retain it with your SAI for future reference.

         The following sentence replaces the second sentence in the fifth paragraph under the section entitled "When Insurance Coverage Takes Effect" set forth on page 3 of the SAI.

         "In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment."